UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                  Date of Report:             August 1, 2006
          Date of earliest event reported:    July 26, 2006


                              Auriga Laboratories, Inc.
                     ---------------------------------------------
                      (Exact name of registrant as specified in
                                     its charter)


           Delaware                     0-26013               84-1334687
-------------------------------- ----------------------  ----------------------
 (State or other jurisdiction         (Commission          (I.R.S. Employer
       of incorporation)             File Number)         Identification No.)

 5555 Triangle Parkway, Suite                                    30092
     300 Norcross, Georgia
--------------------------------                         ----------------------
     (Address of principal                                    (Zip Code)
      executive offices)

Registrant's   telephone number, including (678) 282-1600 area code:

                                        N/A
                ----------------------------------------------------
                  Former name or former address, if changed since
                                    last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item  8.01.  Other Events.

      On July 26, 2006, Auriga Laboratories, Inc. ("Auriga") and Athlon Pharmaceuticals, Inc. ("Athlon") entered into a letter agreement (the "Letter Agreement") that sets forth the proposed material terms of Auriga's purchase of all of Athlon's rights to the LEVALL(R) Product Line, which consists of various pharmaceutical products that provide relief from coughing, congestion and rhinitis associated with respiratory infections such as the common cold, influenza, bronchitis and sinusitis.

      The proposed purchase price consists of $2.5 million of cash payable by Auriga at the closing of the transactions contemplated by the Letter Agreement, $2.5 million of Auriga common stock, with registration rights, delivered at the closing, and additional cash payments based upon net sales of the LEVALL(R) Product Line for specified periods after the closing. A copy of the Letter Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein.

      The Letter Agreement does not constitute a definitive agreement, and any obligation of the parties to consummate the transactions that are described in the Letter Agreement is subject to the negotiation and execution of a binding definitive agreement that will contain customary closing conditions and other terms that may be agreed to by the parties. The Letter Agreement provides that Auriga and Athlon will use their best efforts to execute the definitive agreement by August 15, 2006 and to close the transactions contemplated in the definitive agreement by August 31, 2006.
      .

Item 9.01.  Financial Statements and Exhibits.

10.1 Letter Agreement dated July 26, 2006 between Auriga Laboratories, Inc. and Athlon Pharmaceuticals, Inc.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Auriga Laboratories, Inc.

August 1, 2006                             By /s/ Philip S. Pesin
                                             ----------------------------------
                                             Name:  Philip S. Pesin
                                             Title: Chief Executive Officer